Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

		Reporting Period:	September-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation (or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	10/26/2006
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	September 30, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	13,911,549	—			13,911,549	5,200,180	20,970,070	19,402,924

Receipts
Cash Sales
Accounts Receivable	10,417,344				10,417,344	8,300,000	434,301,512	389,261,238
Interest Income/Other Income	40,111				40,111	—	12,113,543	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,646,900)	2,646,900			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	7,810,555	2,646,900	—	—	10,457,455	8,300,000	492,717,455	390,482,238

Disbursements
Gross Payroll/Payroll Taxes		2,646,900			2,646,900	1,511,050	84,173,427	73,014,795
Sales, Use & Other Taxes	57,287				57,287		1,726,411	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	203,050				203,050		4,094,583	—
Insurance/Payroll WH paid from operating accounts	20,054				20,054	36,000	541,664	496,800
Marketing					—		—	—
Property Mainenance/Utilites					—		—	—
Other (Attach List)	1,223,794				1,223,794	1,135,870	75,656,515	77,365,993
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	4,941,354				4,941,354	4,990,000	222,587,597	217,820,538
					—		—
Deposits to Lenders	—				—		75,185,504	2,500,000
Professional fees - Carve-out	764,940				764,940	800,000	34,343,373	32,871,526
US Trustee Quarterly Fees	—				—	—	866,801	788,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	7,210,479	2,646,900	—	—	9,857,378	8,472,920	499,175,876	404,857,902

Net Cash Flow
(Receipts less Disbursements)	600,076	—	—	—	600,076	(172,920)	(6,458,421)	(14,375,664)

Cash - End of Month	14,511,626	—	—	—	14,511,626	5,027,260	14,511,649	5,027,260

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	0

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

	BUDGET	BUDGET	BUDGET	BUDGET	BUDGET
					MONTH
Week Ending	9/1	9/8	9/22	9/29	SEPTEMBER
Beginning Cash	$5,200,180	$4,960,155	$3,803,285	$3,659,285	$5,200,180

Cash Receipts

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,250,000	2,000,000	1,600,000	2,450,000	8,300,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,250,000	2,000,000	1,600,000	2,450,000	8,300,000

Cash Disbursements
Loan Proceeds Checks	1,250,000	1,100,000	1,100,000	1,300,000	4,750,000
Expenses related to Loans	63,000	42,000	75,000	60,000	240,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,313,000	1,142,000	1,175,000	1,360,000	4,990,000

					—

NET CASH RECEIPTS	937,000	858,000	425,000	1,090,000	3,310,000

CASH DISBURSEMENTS:

Operating Cash Disbursements

Advertising	15,000	17,000	30,000	27,000	89,000
Bank Charges	—	70	—	—	70
Claims Funding*	44,000	66,000	44,000	48,000	202,000
Company Auto	—	30,150	—	—	30,150
Computer Costs	3,000	13,500	6,000	3,000	25,500
Dues And Subscriptions	—	2,000	—	—	2,000
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	4,000	—	—	—	4,000
Fixed Assets	37,000	15,000	—	37,000	89,000
Forms & Printing	—	15,000	—	35,000	50,000
Insurance	20,500	500	500	20,500	42,000
Meals & Entertainment	—	14,050	—	—	14,050
Miscellaneous	8,750	4,750	750	750	15,000
Office Expense	2,750	5,550	2,050	2,150	12,500
Postage	15,175	8,200	8,200	8,175	39,750
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	25,000	—	—	25,000
Professional Fees-Ordinary Course	15,000	25,000	15,000	15,000	70,000
Rent	1,500	1,500	192,500	6,000	201,500
Repairs & Maintenance	4,100	4,000	4,000	4,000	16,100
Roadgard	—	—	—	—	—
Advertising	—	—	—	—	—
Taxes & Licenses	3,000	—	—	—	3,000
Telephone	—	20,000	40,000	12,000	72,000
Temporary Agency Staff	—	5,000	—	—	5,000
Board of Directors	3,500	—	—	—	3,500
Travel	2,000	23,000	1,000	1,000	27,000
Utilities	14,000	22,750	7,000	6,000	49,750

Total Operating Cash Disbursements	193,275	318,020	351,000	225,575	1,087,870

Other Items

Interest to Finova	—	—	—	—	—
Payroll Paid TTG	16,750	—	—	16,750	33,500
Payroll Paid SMC	735,000	—	—	740,000	1,475,000
401K	—	—	—	2,550	2,550
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	20,000	—	6,000	10,000	36,000
Credit Insurance Carrier	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	—	—	—
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	983,750	212,000	218,000	981,300	2,395,050

					—
Cash from Operations					—
Total Collections	2,250,000	2,000,000	1,600,000	2,450,000	8,300,000
Total Disbursements	2,278,025	1,460,020	1,532,000	2,354,875	7,624,920

Net Cash from Operations	(28,025)	539,980	68,000	95,125	675,080

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)

Net Change in Cash	(240,025)	327,980	(144,000)	(116,875)	(172,920)

Adjustment due to New Budget Period					—

Ending Cash	4,960,155	5,288,135	3,659,285	3,542,410	5,027,260

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLLY
Monthly Court Report for	September-06	JOINTLY ADMINISTERED
		HOLDING COMPANY	HOLDING COMPANY	HOLDING GOMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	13,911,549.39	12,984,382.82	—		927,166.57	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	10,417,343.64	—			10,417,343.64	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	40,111.08	39,119.42			297.56	694.10

Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,457,454.72	39,119.42	—	—	10,417,641.20	694.10

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	1,125,970.24			(1,138,602.30)	12,632.06
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	10,457,454.72	1,165,089.66	—	—	9,279,038.90	13,326.16

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	4,636,525.68	—			4,636,525.68	—
Expenses related to Loans\Thaxton Insurance Group	304,828.18	—			304,955.81	(127.63)

Subtotal - Loans	4,941,353.86	—	—		4,941,481.49	(127.63)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	87,447.63	—			87,447.63	—
Bank Charges	20,189.04	131.68			20,057.36	—
Claims Funding*	220,213.72	—			220,213.72	—
Company Auto	18,034.01	—			18,034.01	—
Computer Costs	28,214.47	3,306.00			24,567.47	341.00
Dues And Subscriptions	2,970.43	—			2,970.43	—
Equipment Rental	3,447.97	—			3,447.97	—
Fixed Assets	18,849.80	—			18,849.80	—
Forms & Printing	57,859.70	—			57,859.70	—
Insurance	20,054.34	598.71			19,455.63	—
Meals & Entertainment	9,498.47	—			9,498.47	—
Miscellaneous	23,011.66	—			23,011.66	—
Office Expense	6,786.16	1,153.20			5,632.96	—
Postage	42,386.96	91.62			42,035.74	259.60
Prepaid Software ABS	—	—			—	—
Professional Fees-Ordinary Course	9,347.65	5,792.64			3,555.01	—
Rent	203,049.82	4,626.00			198,476.32	(52.50)
Repairs & Maintenance	15,241.70	325.00			14,916.70	—
Seminars & Meetings	10,067.84	—			10,067.84	—
Taxes & Licenses	57,286.60	49,486.17			7,800.43	—
Telephone	86,362.56	1,161.00			85,201.56	—
Travel	16,929.60	24.00			16,905.60	—
Utilities	57,560.38	376.00			57,101.08	83.30
Interest to Finova	—	—			—	—
Payroll Paid TTG	48,434.91	35,612.52			—	12,822.39
Payroll Paid SMC	2,598,464.75	—			2,598,464.75	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	—	—			—	—
Credit Insurance Payments	396,825.30	—			396,825.30	—
Deposit to Lender	—	—			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	764,939.97	764,939.97			—	—
Other	2,602.00	2,602.00			—	—

Total Other Cash Disbursements	4,916,024.57	918,226.51	—		3,984,344.27	13,453.79

					—	—

TOTAL ALL CASH DISBURSEMENTS	9,857,378.43	918,226.51	—		8,925,825.76	13,326.16

	14,511,625.68	13,231,245.97	—		1,280,379.71	—

BANK ACCOUNT RECONCILED BALANCES:	14,511,625.68	13,231,245.97			1,280,379.71	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 10/26/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	13,911,549.39		—	13,911,549.39

TICO Cash Collected	—	—	—	—
SM Cash Collected	10,417,343.64	—	—	10,417,343.64
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	40,111.08	—	—	40,111.08
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	10,457,454.72	—	—	10,457,454.72

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,646,899.66)	2,646,899.66	—	(0.00)
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	7,810,555.06	2,646,899.66	—	10,457,454.72

Cash Disbursements - Loans

Loan Proceeds Checks	4,636,525.68			4,636,525.68
Expenses related to Loans\Thaxton Insurance Group	304,828.18			304,828.18

Subtotal - Loans	4,941,353.86	—	—	4,941,353.86

	—
Cash Disbursements - Other	—
Advertising	87,447.63		—	87,447.63
Bank Charges	20,189.04	—	—	20,189.04
Claims Funding*	220,213.72		—	220,213.72
Company Auto	18,034.01	—	—	18,034.01
Computer Costs	28,214.47	—	—	28,214.47
Dues And Subscriptions	2,970.43	—	—	2,970.43
Equipment Rental	3,447.97	—	—	3,447.97
Fixed Assets	18,849.80	—	—	18,849.80
Forms & Printing	57,859.70	—	—	57,859.70
Insurance	20,054.34	—	—	20,054.34
Meals & Entertainment	9,498.47	—	—	9,498.47
Miscellaneous	23,011.66	—	—	23,011.66
Office Expense	6,786.16	—	—	6,786.16
Postage	42,386.96	—	—	42,386.96
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	9,347.65	—	—	9,347.65
Rent	203,049.82	—	—	203,049.82
Repairs & Maintenance	15,241.70	—	—	15,241.70
Seminars & Meetings	10,067.84	—	—	10,067.84
Taxes & Licenses	57,286.60	—	—	57,286.60
Telephone	86,362.56	—	—	86,362.56
Travel	16,929.60	—	—	16,929.60
Utilities	57,560.38	—	—	57,560.38
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	48,434.91	—	48,434.91
Payroll Paid SMC	—	2,598,464.75	—	2,598,464.75
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	396,825.30	—	—	396,825.30
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	764,939.97	—	—	764,939.97
Other	2,602.00	—	—	2,602.00

Total Other Cash Disbursements	2,269,124.91	2,646,899.66	—	4,916,024.57

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,210,478.77	2,646,899.66	—	9,857,378.43

	14,511,625.68	—	—	14,511,625.68

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	918,226.51

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	918,226.51

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.

Monthly Court Report for	September-06	Case #	03-13183
FED ID#	57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS

Beginning Cash Position	12,984,382.82	11,176,902.59	385,238.45	1,422,241.78	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	39,119.42	19,539.21		19,580.21	—

Proceeds from the sales of the TICO Assets	—

SUBTOTAL	39,119.42	19,539.21	—	19,580.21	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,125,970.24	(1,000,000.00)	—	2,090,357.72	35,612.52
	—
	—				—

Total Cash receipts	1,165,089.66	(980,460.79)	—	2,109,937.93	35,612.52

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	-	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	131.68	65.84		65.84
Claims Funding*	—			—
Company Auto	—			—
Computer Costs	3,306.00			3,306.00
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	—			—
Insurance	598.71			598.71
Meals & Entertainment	—			—
Miscellaneous	—			—
Office Expense	1,153.20			1,153.20
Postage	91.62			91.62
Prepaid Expenses	—			—
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	5,792.64			5,792.64
Rent	4,626.00			4,626.00
Repairs & Maintenance	325.00			325.00
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	49,486.17			49,486.17
Telephone	1,161.00			1,161.00
Temporary Agency Staff	—
Travel	24.00			24.00
Utilities	376.00			376.00
Interest to Finova	—
Payroll Paid TTG	35,612.52				35,612.52
Payroll Paid SMC	—
Restructuring Officer	48,000.00			48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	764,939.97			764,939.97
Other	2,602.00			2,602.00

Total Other Cash Disbursements	918,226.51	65.84	—	882,548.15	35,612.52

TOTAL ALL CASH DISBURSEMENTS	918,226.51	65.84	—	882,548.15	35,612.52

	13,231,245.97	10,196,375.96	385,238.45	2,649,631.56	—

Book Balance per bank rec.	13,231,245.97	10,196,375.96	385,238.45	2,649,631.56	—

THE THAXTON GROUP

Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for

FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	12,984,382.82	—	—	12,984,382.82

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	39,119.42	—	—	39,119.42

Proceeds from the sales of the TICO Assets

SUBTOTAL	39,119.42	—	—	39,119.42

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,090,357.72	35,612.52	—	1,125,970.24
			—	—
	—	—	—	—

Total Cash receipts	1,129,477.14	35,612.52	—	1,165,089.66

Cash Disbursements - Loans

Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	131.68	—	—	131.68
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	3,306.00	—	—	3,306.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	598.71	—	—	598.71
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	1,153.20	—	—	1,153.20
Postage	91.62	—	—	91.62
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	5,792.64	—	—	5,792.64
Rent	4,626.00	—	—	4,626.00
Repairs & Maintenance	325.00	—	—	325.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	49,486.17	—	—	49,486.17
Telephone	1,161.00	—	—	1,161.00
Temporary Agency Staff	—	—	—	—
Travel	24.00	—	—	24.00
Utilities	376.00	—	—	376.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	35,612.52	—	35,612.52
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	764,939.97	—	—	764,939.97
Other	2,602.00	—	—	2,602.00

Total Other Cash Disbursements	882,613.99	35,612.52	—	918,226.51

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	882,613.99	35,612.52	—	918,226.51

	13,231,245.97	—	—	13,231,245.97

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP

Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	September-06
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY -ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	September-06
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	September-06
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	September-06
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	September-06
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	September-06
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	September-06
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	694.10	418.00	58.20	101.32	—

SUBTOTAL	694.10	418.00	58.20	101.32	—

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	12,632.06	(418.00)	(58.20)	(297.04)	13,521.88
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	13,326.16	—	—	(195.72)	13,521.88

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	(127.63)	—	—	(127.63)	—

Subtotal - Loans	(127.63)	—	—	(127.63)	—

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	341.00	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Office Expense	—	—	—	—	—
Postage	259.60	—	—	—	259.60
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—
Rent	(52.50)	—	—	—	(52.50)
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	83.30	—	—	(68.09)	151.39
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	12,822.39	—	—	—	12,822.39
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	13,453.79	—	—	(68.09)	13,521.88

TOTAL ALL CASH DISBURSEMENTS	13,326.16	—	—	(195.72)	13,521.88

		—	—	—	—

	—	—	—	(0.00)	—

		—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	694.10	—	—	694.10

SUBTOTAL	694.10	—	—	694.10

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(190.33)	12,822.39	—	12,632.06
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	503.77	12,822.39	—	13,326.16

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(127.63)			(127.63)

Subtotal - Loans	(127.63)			(127.63)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	259.60	—	—	259.60
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	83.30	—	—	83.30
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	12,822.39	—	12,822.39
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	631.40	12,822.39	—	13,453.79

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	503.77	12,822.39	—	13,326.16

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.
Monthly Court Report for	September-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	503.77	—	—	—	—	—	(195.72)	—	—	699.49	503.77	—	—	503.77
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	503.77	—	—	—	—	—	(195.72)	—	—	699.49	503.77	—	—	503.77

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(127.63)						(127.63)				(127.63)			(127.63)

Subtotal - Loans	(127.63)	—	—	—	—	—	(127.63)	—	—	—	(127.63)			(127.63)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—										—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	—										—	—	—	—
Postage	259.60									259.60	259.60	—	—	259.60
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—										—	—	—	—
Rent	(52.50)									(52.50)	(52.50)	—	—	(52.50)
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	83.30						(68.09)			151.39	83.30	—	—	83.30
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	631.40	—	—	—	—	—	(68.09)	—	—	699.49	631.40	—	—	631.40

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	503.77	—	—	—	—	—	(195.72)	—	—	699.49	503.77	—	—	503.77

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	13,521.88
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$13,521.88

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195	Case No.	03-13195
Monthly Court Report for	September-06
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	13,521.88	699.49	12,822.39		699.49	12,822.39	—	13,521.88
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	13,521.88	699.49	12,822.39	—	699.49	12,822.39	—	13,521.88

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	259.60	259.60			259.60	—	—	259.60
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(52.50)	(52.50)			(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	151.39	151.39			151.39	—	—	151.39
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	12,822.39	—	12,822.39		—	12,822.39	—	12,822.39
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	13,521.88	699.49	12,822.39	—	699.49	12,822.39	—	13,521.88

TOTAL ALL CASH DISBURSEMENTS	13,521.88	699.49	12,822.39	—	699.49	12,822.39	—	13,521.88

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	September-06
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	September-06
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	116.58	116.58			116.58	—	—	116.58

SUBTOTAL	116.58	116.58	—		116.58	—	—	116.58

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(116.58)	(116.58)	—		(116.58)	—	—	(116.58)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	September-06
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)
Professional fees

US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	September-06
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	58.20	58.20			58.20	—	—	58.20

SUBTOTAL	58.20	58.20	—		58.20	—	—	58.20

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(58.20)	(58.20)	—		(58.20)	—	—	(58.20)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)
Professional fees

US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE		Case No.	03-13182
Monthly Court Report for	September-06
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	September-06
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	(195.72)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$(195.72)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	September-06
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	101.32	101.32			101.32	—	—	101.32

SUBTOTAL	101.32	101.32	—	—	101.32	—	—	101.32

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(297.04)	(297.04)	—		(297.04)	—	—	(297.04)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(195.72)	(195.72)	—	—	(195.72)	—	—	(195.72)

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(127.63)	(127.63)			(127.63)	—	—	(127.63)

Subtotal - Loans	(127.63)	(127.63)	—	—	(127.63)	—	—	(127.63)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	(68.09)	(68.09)			(68.09)	—	—	(68.09)
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(68.09)	(68.09)	—	—	(68.09)	—	—	(68.09)

—

TOTAL ALL CASH DISBURSEMENTS	(195.72)	(195.72)	—	—	(195.72)	—	—	(195.72)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery			Case #	03-13190	Case No.	03-13190
Monthly Court Report for		September-06
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees - Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201	Case No.	03-13201
Monthly Court Report for	September-06
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	418.00	418.00		418.00	—	—	418.00

SUBTOTAL	418.00	418.00	—	418.00	—	—	418.00

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(418.00)	(418.00)		(418.00)	—	—	(418.00)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	September-06
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case #	03-13197	Case No.	03-13197
Monthly Court Report for	September-06
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	September-06
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB -Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	September-06
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	September-06
FED ID#	57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity -Holding Company -all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.	-
Monthly Court Report for	September-06
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205
Beginning Cash Position	927,166.57	47,288.88	346,399.22	698,347.34	18,694.03	—	114,150.42	(297,713.32)

	—	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—
SM Cash Collected	10,417,343.64	476,770.17	2,835,108.74	2,375,732.46	1,260,482.80	1,267,770.36	1,069,988.05	1,131,491.06
TIG Cash Collected	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—
Other Income Collected	297.56	—	—	—	—	—	—	297.56

SUBTOTAL	10,417,641.20	476,770.17	2,835,108.74	2,375,732.46	1,260,482.80	1,267,770.36	1,069,988.05	1,131,788.62

	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,138,602.30)	14,800.18	(639,584.34)	106,028.50	4,328.89	32,246.54	9,678.89	(666,100.96)
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,279,038.90	491,570.35	2,195,524.40	2,481,760.96	1,264,811.69	1,300,016.90	1,079,666.94	465,687.66

		—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—
		—	—	—	—	—	—	—
Loan Proceeds Checks	4,636,525.68	269,312.57	1,341,478.77	1,138,112.82	571,716.70	700,026.03	615,878.79	—
Expenses related to Loans	304,955.81	16,984.53	79,419.16	84,838.78	52,361.05	46,497.49	24,772.75	82.05

Subtotal - Loans	4,941,481.49	286,297.10	1,420,897.93	1,222,951.60	624,077.75	746,523.52	640,651.54	82.05

		—	—	—	—	—	—	—
		—	—	—	—	—	—	—
Cash Disbursements - Other		—	—	—	—	—	—	—
Advertising	87,447.63	3,335.38	8,128.64	13,330.54	3,434.63	4,040.03	3,824.64	51,353.77
Bank Charges	20,057.36	—	—	—	—	—	—	20,057.36
Claims Funding*	220,213.72	1,239.94	51,365.77	26,583.03	6,251.08	47,155.98	35,757.15	51,860.77
Company Auto	18,034.01	695.88	4,676.82	4,771.13	2,786.59	101.00	1,282.02	3,720.57
Computer Costs	24,567.47	—	109.72	—	—	—	—	24,457.75
Dues And Subscriptions	2,970.43	—	850.00	15.35	20.00	—	806.00	1,279.08
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—
Equipment Rental	3,447.97	—	89.32	—	—	—	—	3,358.65
Fixed Assets	18,849.80	2,786.74	2,292.34	8,755.33	—	—	708.00	4,307.39
Forms & Printing	57,859.70	6,154.33	17,126.58	12,577.50	7,783.38	7,115.31	6,063.10	1,039.50
Insurance	19,455.63	924.81	5,399.92	3,698.26	2,006.71	2,073.08	1,940.70	3,412.15
Meals & Entertainment	9,498.47	554.40	2,540.58	2,360.57	1,348.27	—	1,139.41	1,555.24
Miscellaneous	23,011.66	481.23	2,875.94	1,026.58	697.66	15,951.43	1,275.98	702.84
Office Expense	5,632.96	521.08	1,096.85	736.63	426.78	58.88	489.62	2,303.12
Postage	42,035.74	4,641.27	8,026.58	10,616.70	5,154.19	6,155.41	2,725.10	4,716.49
Prepaid Expenses	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	3,555.01	—	1,200.00	—	—	—	—	2,355.01
Rent	198,476.32	12,267.63	60,137.94	41,191.30	23,776.65	20,676.84	24,455.49	15,970.47
Repairs & Maintenance	14,916.70	610.11	5,104.75	4,354.93	—	2,320.34	1,860.90	665.67
Roadgard	39,088.50	—	—	—	—	—	—	39,088.50
Seminars & Meetings	10,067.84	—	2,872.90	6,444.06	750.88	—	—	—
Taxes & Licenses	7,800.43	—	1,663.00	264.03	5,538.90	—	9.50	325.00
Telephone	85,201.56	5,545.16	20,284.93	19,368.51	9,923.59	9,412.61	9,519.48	11,147.28
Temporary Agency Staff	2,858.63	—	—	—	—	—	—	2,858.63
Travel	16,905.60	1,241.78	5,123.24	1,260.24	4,106.04	63.57	2,007.36	3,103.37
Utilities	57,101.08	5,037.43	21,635.76	11,970.99	6,613.60	5,680.37	6,162.93	—
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,598,464.75	135,172.11	420,681.26	744,278.80	393,374.48	347,130.20	282,065.31	275,762.59
Restructuring Officer	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—
Credit Insurance Payments	396,825.30	—	—	156,946.42	154,320.55	85,558.33	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,984,344.27	181,209.28	643,282.84	1,070,550.90	628,313.98	553,493.38	382,092.69	525,401.20

		—	—		—

TOTAL ALL CASH DISBURSEMENTS	8,925,825.76	467,506.38	2,064,180.77	2,293,502.50	1,252,391.73	1,300,016.90	1,022,744.23	525,483.25

			—

	1,280,379.71	71,352.85	477,742.85	886,605.80	31,113.99	—	171,073.13	(357,508.91)

Book Balance per bank rec.	1,280,379.71	71,352.85	477,742.85	886,605.80	31,113.99	—	171,073.13	(357,508.91)

	Operating	Payroll	Other	Total
Beginning Cash Position	927,166.57	—	—	927,166.57

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	10,417,343.64	—	—	10,417,343.64
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	297.56	—	—	297.56

SUBTOTAL	10,417,641.20	—	—	10,417,641.20

	—	—	—	—
	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(3,737,067.05)	2,598,464.75	—	(1,138,602.30)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	6,680,574.15	2,598,464.75	—	9,279,038.90

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	4,636,525.68			4,636,525.68
Expenses related to Loans	304,955.81			304,955.81

Subtotal - Loans	4,941,481.49			4,941,481.49

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	87,447.63			87,447.63
Bank Charges	20,057.36	—	—	20,057.36
Claims Funding*	220,213.72			220,213.72
Company Auto	18,034.01	—	—	18,034.01
Computer Costs	24,567.47	—	—	24,567.47
Dues And Subscriptions	2,970.43	—	—	2,970.43
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	3,447.97	—	—	3,447.97
Fixed Assets	18,849.80	—	—	18,849.80
Forms & Printing	57,859.70	—	—	57,859.70
Insurance	19,455.63	—	—	19,455.63
Meals & Entertainment	9,498.47	—	—	9,498.47
Miscellaneous	23,011.66	—	—	23,011.66
Office Expense	5,632.96	—	—	5,632.96
Postage	42,035.74	—	—	42,035.74
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	3,555.01	—	—	3,555.01
Rent	198,476.32	—	—	198,476.32
Repairs & Maintenance	14,916.70	—	—	14,916.70
Roadgard	39,088.50	—	—	39,088.50
Seminars & Meetings	10,067.84	—	—	10,067.84
Taxes & Licenses	7,800.43	—	—	7,800.43
Telephone	85,201.56	—	—	85,201.56
Temporary Agency Staff	2,858.63	—	—	2,858.63
Travel	16,905.60	—	—	16,905.60
Utilities	57,101.08	—	—	57,101.08
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	2,598,464.75	—	2,598,464.75
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	396,825.30	—	—	396,825.30
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	1,385,879.52	2,598,464.75	—	3,984,344.27

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	6,327,361.01	2,598,464.75	—	8,925,825.76

	1,280,379.71	—	—	1,280,379.71

Book Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	September-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(779,862.46)	—	—	—	—	—			(779,862.46)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements -Loans
Loan Proceeds Checks	4,787,537.84	269,312.57	1,341,478.77	1,138,112.82	571,716.70	700,026.03	615,878.79	151,012.16
Expenses related to Loans	311,045.10	16,984.53	79,419.16	84,838.78	52,361.05	46,497.49	24,772.75	6,089.29	82.05

Subtotal - Loans	5,098,582.94	286,297.10	1,420,897.93	1,222,951.60	624,077.75	746,523.52	640,651.54	157,101.45	82.05

Cash Disbursements - Other
Advertising	89,539.99	3,335.38	8,128.64	13,330.54	3,434.63	4,040.03	3,824.64	2,092.36	51,353.77
Bank Charges	20,057.36								20,057.36
Claims Funding*	220,980.49	1,239.94	51,365.77	26,583.03	6,251.08	47,155.98	35,757.15	766.77	51,860.77
Company Auto	18,976.70	695.88	4,676.82	4,771.13	2,786.59	101.00	1,282.02	942.69	3,720.57
Computer Costs	24,567.47		109.72						24,457.75
Dues And Subscriptions	2,970.43		850.00	15.35	20.00		806.00		1,279.08
Employee Reimbursements - collections exp	—
Equipment Rental	3,447.97		89.32						3,358.65
Fixed Assets	18,849.80	2,786.74	2,292.34	8,755.33			708.00		4,307.39
Forms & Printing	60,598.33	6,154.33	17,126.58	12,577.50	7,783.38	7,115.31	6,063.10	2,738.63	1,039.50
Insurance	19,725.82	924.81	5,399.92	3,698.26	2,006.71	2,073.08	1,940.70	270.19	3,412.15
Meals & Entertainment	9,973.17	554.40	2,540.58	2,360.57	1,348.27		1,139.41	474.70	1,555.24
Miscellaneous	23,209.81	481.23	2,875.94	1,026.58	697.66	15,951.43	1,275.98	198.15	702.84
Office Expense	5,723.78	521.08	1,096.85	736.63	426.78	58.88	489.62	90.82	2,303.12
Postage	44,387.46	4,641.27	8,026.58	10,616.70	5,154.19	6,155.41	2,725.10	2,351.72	4,716.49
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	3,555.01		1,200.00						2,355.01
Rent	205,504.52	12,267.63	60,137.94	41,191.30	23,776.65	20,676.84	24,455.49	7,028.20	15,970.47
Repairs & Maintenance	16,637.10	610.11	5,104.75	4,354.93	1,592.05	2,320.34	1,860.90	128.35	665.67
Roadgard	39,088.50								39,088.50
Seminars & Meetings	10,067.84		2,872.90	6,444.06	750.88
Taxes & Licenses	10,840.43		1,663.00	264.03	5,538.90		9.50	3,040.00	325.00
Telephone	88,078.26	5,545.16	20,284.93	19,368.51	9,923.59	9,412.61	9,519.48	2,876.70	11,147.28
Temporary Agency Staff	2,858.63								2,858.63
Travel	18,375.91	1,241.78	5,123.24	1,260.24	4,106.04	63.57	2,007.36	1,470.31	3,103.37
Utilities	58,658.74	5,037.43	21,635.76	11,970.99	6,613.60	5,680.37	6,162.93	1,557.66
Interest to Finova	—
Payroll Paid TTG	—
	1,750,965.34	95,425.37	480,859.00	402,503.24	210,538.16	188,770.00	167,524.77	51,807.74	153,537.06
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	396,825.30			156,946.42	154,320.55	85,558.33
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	3,164,464.16	141,462.54	703,460.58	728,775.34	447,069.71	395,133.18	267,552.15	77,834.99	403,175.67

TOTAL ALL CASH DISBURSEMENTS	8,263,047.10	427,759.64	2,124,358.51	1,951,726.94	1,071,147.46	1,141,656.70	908,203.69	234,936.44	403,257.72

	(9,042,909.56)	(427,759.64)	(2,124,358.51)	(1,951,726.94)	(1,071,147.46)	(1,141,656.70)	(908,203.69)	(234,936.44)	(1,183,120.18)

Book Balance per bank rec.		—	—		—	—			(793,898.31)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	467,506.38

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$467,506.38

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.	03-13208	Case No.
Monthly Court Report for	September-06
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986
Beginning Cash Position	47,288.88	5,395.22	4,717.90	5,507.29	5,738.02	5,555.74	—	—	9,413.51	3,251.42	7,709.78

	—
TICO Cash Collected	—
SM Cash Collected	476,770.17	50,387.20	26,327.97	45,637.47	40,142.45	41,929.17	134,382.63		57,057.58	40,157.01	40,748.69
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	476,770.17	50,387.20	26,327.97	45,637.47	40,142.45	41,929.17	134,382.63	—	57,057.58	40,157.01	40,748.69	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	14,800.18	(44,826.70)	(24,876.71)	(43,100.73)	(37,106.53)	(40,208.66)	293,377.01	39,746.74	(56,335.18)	(33,074.35)	(38,794.71)
	—
	—

Total Cash Receipts and Transfers	491,570.35	5,560.50	1,451.26	2,536.74	3,035.92	1,720.51	427,759.64	39,746.74	722.40	7,082.66	1,953.98	—

Cash Disbursements -Loans

Loan Proceeds Checks	269,312.57						269,312.57
Expenses related to Loans	16,984.53						16,984.53

Subtotal - Loans	286,297.10	—	—	—	—	—	286,297.10	—	—	—	—

Cash Disbursements - Other	—
Advertising	3,335.38						3,335.38
Bank Charges	—						—
Claims Funding*	1,239.94						1,239.94
Company Auto	695.88						695.88
Computer Costs	—						—
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	2,786.74						2,786.74
Forms & Printing	6,154.33						6,154.33
Insurance	924.81						924.81
Meals & Entertainment	554.40						554.40
Miscellaneous	481.23						481.23
Office Expense	521.08						521.08
Postage	4,641.27						4,641.27
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	12,267.63						12,267.63
Repairs & Maintenance	610.11						610.11
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	—						—
Telephone	5,545.16						5,545.16
Temporary Agency Staff	—						—
Travel	1,241.78						1,241.78
Utilities	5,037.43						5,037.43
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	135,172.11						95,425.37	39,746.74
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	181,209.28	—	—	—	—	—	141,462.54	39,746.74	—	—	—

TOTAL ALL CASH DISBURSEMENTS	467,506.38	—	—	—	—	—	427,759.64	39,746.74	—	—	—

	71,352.85	10,955.72	6,169.16	8,044.03	8,773.94	7,276.25	—	—	10,135.91	10,334.08	9,663.76

Ending Bank Balance per bank rec.	71,352.85	10,955.72	6,169.16	8,044.03	8,773.94	7,276.25			10,135.91	10,334.08	9,663.76

	Operating	Payroll	Other
Beginning Cash Position	47,288.88	—	—

	—	—	—
TICO Cash Collected	—	—	—
SM Cash Collected	476,770.17	—	—
TIG Cash Collected	—	—	—
TPF Cash Collected	—	—	—
TCL Cash Collected	—	—	—
Other Income Collected	—	—	—

SUBTOTAL	476,770.17	—	—

	—	—	—
	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	14,800.18	—	—
	—	—	—
	—	—	—

Total Cash Receipts and Transfers	451,823.61	39,746.74	—

	—	—
Cash Disbursements - Loans	—	—
	—	—
Loan Proceeds Checks	269,312.57	—
Expenses related to Loans	16,984.53	—

Subtotal - Loans	286,297.10	—	—

	—	—
	—	—
Cash Disbursements - Other	—	—
Advertising	3,335.38	—
Bank Charges	—	—	—
Claims Funding*	1,239.94	—
Company Auto	695.88	—	—
Computer Costs	—	—	—
Dues And Subscriptions	—	—	—
Employee Reimbursements - collections exp	—	—	—
Equipment Rental	—	—	—
Fixed Assets	2,786.74	—	—
Forms & Printing	6,154.33	—	—
Insurance	924.81	—	—
Meals & Entertainment	554.40	—	—
Miscellaneous	481.23	—	—
Office Expense	521.08	—	—
Postage	4,641.27	—	—
Prepaid Expenses	—	—	—
Prepaid Software ABS	—	—	—
Professional Fees-Ordinary Course	—	—	—
Rent	12,267.63	—	—
Repairs & Maintenance	610.11	—	—
Roadgard	—	—	—
Seminars & Meetings	—	—	—
Taxes & Licenses	—	—	—
Telephone	5,545.16	—	—
Temporary Agency Staff	—	—	—
Travel	1,241.78	—	—
Utilities	5,037.43	—	—
Interest to Finova	—	—	—
Payroll Paid TTG	—	—	—
Payroll Paid SMC	95,425.37	39,746.74	—
Restructuring Officer	—	—	—
Insurance Renewal	—	—	—
Voyager Payment	—	—	—
Pre-Filing Prepays	—	—	—
Deposit to Lender	—	—	—
US Trustee	—	—	—
Bankruptcy Professionals	—	—	—
Other	—	—	—

Total Other Cash Disbursements	141,462.54	39,746.74	—

	—	—	—

TOTAL ALL CASH DISBURSEMENTS	427,759.64	39,746.74	—

	71,352.85	—	—

Ending Bank Balance per bank rec.

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	2,293,502.50

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,293,502.50

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212	Case No.	03-13212
Monthly Court Report for	September-06
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	698,347.34	3,091.90	4,898.03	6,324.69	637,480.03	10,348.64

	—
TICO Cash Collected	—
SM Cash Collected	2,375,732.46	48,874.78	55,463.88	53,217.86	2,056,820.42	84,679.68	(228,400.38)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,375,732.46	48,874.78	55,463.88	53,217.86	2,056,820.42	84,679.68	(228,400.38)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	106,028.50	(45,105.16)	(50,236.59)	(50,682.62)	(1,906,576.52)	(78,007.74)	2,180,127.32
	—
	—

Total Cash Receipts and Transfers	2,481,760.96	3,769.62	5,227.29	2,535.24	150,243.90	6,671.94	1,951,726.94

Cash Disbursements - Loans

Loan Proceeds Checks	1,138,112.82						1,138,112.82
Expenses related to Loans	84,838.78						84,838.78

Subtotal - Loans	1,222,951.60						1,222,951.60

Cash Disbursements - Other
Advertising	13,330.54						13,330.54
Bank Charges	—
Claims Funding*	26,583.03						26,583.03
Company Auto	4,771.13						4,771.13
Computer Costs	—						—
Dues And Subscriptions	15.35						15.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	8,755.33						8,755.33
Forms & Printing	12,577.50						12,577.50
Insurance	3,698.26						3,698.26
Meals & Entertainment	2,360.57						2,360.57
Miscellaneous	1,026.58						1,026.58
Office Expense	736.63						736.63
Postage	10,616.70						10,616.70
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	41,191.30						41,191.30
Repairs & Maintenance	4,354.93						4,354.93
Roadgard	—						—
Seminars & Meetings	6,444.06						6,444.06
Taxes & Licenses	264.03						264.03
Telephone	19,368.51						19,368.51
Temporary Agency Staff	—						—
Travel	1,260.24						1,260.24
Utilities	11,970.99						11,970.99
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	744,278.80						402,503.24
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	156,946.42						156,946.42
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	1,070,550.90	—	—	—	—	—	728,775.34

TOTAL ALL CASH DISBURSEMENTS	2,293,502.50	—	—	—	—	—	1,951,726.94

	886,605.80	6,861.52	10,125.32	8,859.93	787,723.93	17,020.58	—

Book Balance per bank rec.	886,605.80	6,861.52	10,125.32	8,859.93	787,723.93	17,020.58

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	7,689.38	9,507.08	19,007.59	698,347.34	—	—	698,347.34

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		55,673.44	62,152.48	187,250.30	2,375,732.46	—	—	2,375,732.46
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	55,673.44	62,152.48	187,250.30	2,375,732.46	—	—	2,375,732.46

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(50,992.42)	(60,713.71)	(173,559.62)	(235,747.06)	341,775.56	—	106,028.50
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	341,775.56	4,681.02	1,438.77	13,690.68	2,139,985.40	341,775.56	—	2,481,760.96

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					1,138,112.82			1,138,112.82
Expenses related to Loans					84,838.78			84,838.78

Subtotal - Loans					1,222,951.60			1,222,951.60

					—
					—
Cash Disbursements - Other					—
Advertising					13,330.54			13,330.54
Bank Charges					—	—	—	—
Claims Funding*					26,583.03			26,583.03
Company Auto					4,771.13	—	—	4,771.13
Computer Costs					—	—	—	—
Dues And Subscriptions					15.35	—	—	15.35
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					8,755.33	—	—	8,755.33
Forms & Printing					12,577.50	—	—	12,577.50
Insurance					3,698.26	—	—	3,698.26
Meals & Entertainment					2,360.57	—	—	2,360.57
Miscellaneous					1,026.58	—	—	1,026.58
Office Expense					736.63	—	—	736.63
Postage					10,616.70	—	—	10,616.70
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					—	—	—	—
Rent					41,191.30	—	—	41,191.30
Repairs & Maintenance					4,354.93	—	—	4,354.93
Roadgard					—	—	—	—
Seminars & Meetings					6,444.06	—	—	6,444.06
Taxes & Licenses					264.03	—	—	264.03
Telephone					19,368.51	—	—	19,368.51
Temporary Agency Staff					—	—	—	—
Travel					1,260.24	—	—	1,260.24
Utilities					11,970.99	—	—	11,970.99
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				402,503.24	341,775.56	—	744,278.80
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					156,946.42	—	—	156,946.42
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					—	—	—	—

Total Other Cash Disbursements	341,775.56	—	—	—	1,070,550.90	—	—	1,070,550.90

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	1,951,726.94	341,775.56	—	2,293,502.50

	—	12,370.40	10,945.85	32,698.27	886,605.80	—	—	886,605.80

Book Balance per bank rec.		12,370.40	10,945.85	32,698.27

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	2,064,180.77

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,064,180.77

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	September-06
FED ID#	57-1002963			168262

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993	State Bank of Texas 8041871
Beginning Cash Position	346,399.22	7,197.76	5,968.36	8,065.09	7,249.27	11,275.48	1,059.00	5,363.50	7,279.54

	—
TICO Cash Collected	—
SM Cash Collected	2,835,108.74	42,364.50	54,598.73	50,625.47	58,988.66	24,459.88	11,851.75	42,554.71	28,048.14
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,835,108.74	42,364.50	54,598.73	50,625.47	58,988.66	24,459.88	11,851.75	42,554.71	28,048.14

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(639,584.34)	(41,179.55)	(50,447.53)	(47,976.05)	(56,405.75)	(24,767.69)	(8,922.52)	(36,175.71)	(24,703.34)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,195,524.40	1,184.95	4,151.20	2,649.42	2,582.91	(307.81)	2,929.23	6,379.00	3,344.80

Cash Disbursements - Loans
Loan Proceeds Checks	1,341,478.77
Expenses related to Loans	79,419.16

Subtotal - Loans	1,420,897.93	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	8,128.64
Bank Charges	—
Claims Funding*	51,365.77
Company Auto	4,676.82
Computer Costs	109.72
Dues And Subscriptions	850.00
Employee Reimbursements - collections exp	—
Equipment Rental	89.32
Fixed Assets	2,292.34
Forms & Printing	17,126.58
Insurance	5,399.92
Meals & Entertainment	2,540.58
Miscellaneous	2,875.94
Office Expense	1,096.85
Postage	8,026.58
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	1,200.00
Rent	60,137.94
Repairs & Maintenance	5,104.75
Roadgard	—
Seminars & Meetings	2,872.90
Taxes & Licenses	1,663.00
Telephone	20,284.93
Temporary Agency Staff	—
Travel	5,123.24
Utilities	21,635.76
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	643,282.84	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,064,180.77	—	—	—	—	—	—	—	—

	477,742.85	8,382.71	10,119.56	10,714.51	9,832.18	10,967.67	3,988.23	11,742.50	10,624.34

Book Balance per bank rec.	477,742.85	8,382.71	10,119.56	10,714.51	9,832.18	10,967.67	3,988.23	11,742.50	10,624.34

	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	4,815.85	7,972.40	6,505.65	6,709.90	6,606.51	99,285.58	7,050.33

TICO Cash Collected
SM Cash Collected	51,759.67	69,312.10	52,940.51	34,243.28	34,684.83	708,645.75	69,401.36
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	51,759.67	69,312.10	52,940.51	34,243.28	34,684.83	708,645.75	69,401.36

GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,839.23)	(66,608.62)	(51,834.13)	(32,604.12)	(31,272.26)	(677,546.35)	(60,622.41)
	—

Total Cash Receipts and Transfers	3,920.44	2,703.48	1,106.38	1,639.16	3,412.57	31,099.40	8,778.95

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	8,736.29	10,675.88	7,612.03	8,349.06	10,019.08	130,384.98	15,829.28

Book Balance per bank rec.	8,736.29	10,675.88	7,612.03	8,349.06	10,019.08	130,384.98	15,829.28

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062
Beginning Cash Position	6,991.64	4,566.05	3,383.93	1,141.85	6,503.91	4,011.58	7,364.08	4,278.60

TICO Cash Collected					—
SM Cash Collected	39,527.82	40,501.26	36,678.08	54,756.15	58,267.50	27,707.55	49,624.35	43,858.00
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	39,527.82	40,501.26	36,678.08	54,756.15	58,267.50	27,707.55	49,624.35	43,858.00

GENERAL LEDGER DEPOSITS AND TRANSFERS	(37,386.63)	(37,846.73)	(32,958.72)	(49,724.54)	(52,265.60)	(27,090.91)	(47,940.10)	(41,465.50)

Total Cash Receipts and Transfers	2,141.19	2,654.53	3,719.36	5,031.61	6,001.90	616.64	1,684.25	2,392.50

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	9,132.83	7,220.58	7,103.29	6,173.46	12,505.81	4,628.22	9,048.33	6,671.10

Book Balance per bank rec.	9,132.83	7,220.58	7,103.29	6,173.46	12,505.81	4,628.22	9,048.33	6,671.10

	1st National 79921	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Capital City 2931314501	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	7,952.94	6,044.40	6,347.12	7,689.90	7,726.35	—	11,560.53	—

TICO Cash Collected
SM Cash Collected	61,263.45	54,175.38	54,152.17	53,489.76	39,559.91	0.00	46,236.55	501,935.21
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	61,263.45	54,175.38	54,152.17	53,489.76	39,559.91	—	46,236.55	501,935.21

GENERAL LEDGER DEPOSITS AND TRANSFERS	(55,420.36)	(47,130.80)	(50,836.09)	(50,560.16)	(36,286.98)	—	(44,946.43)	1,141,564.30

Total Cash Receipts and Transfers	5,843.09	7,044.58	3,316.08	2,929.60	3,272.93	—	1,290.12	1,643,499.51

Cash Disbursements - Loans
Loan Proceeds Checks								1,341,478.77
Expenses related to Loans								79,419.16

Subtotal - Loans	—	—	—	—	—	—	—	1,420,897.93

Cash Disbursements - Other
Advertising								8,128.64
Bank Charges	—	—	—	—
Claims Funding*								51,365.77
Company Auto								4,676.82
Computer Costs								109.72
Dues And Subscriptions								850.00
Employee Reimbursements - collections exp								—
Equipment Rental								89.32
Fixed Assets								2,292.34
Forms & Printing								17,126.58
Insurance								5,399.92
Meals & Entertainment								2,540.58
Miscellaneous								2,875.94
Office Expense								1,096.85
Postage								8,026.58
Prepaid Expenses								—
Prepaid Software ABS								—
Professional Fees-Ordinary Course								1,200.00
Rent								60,137.94
Repairs & Maintenance								5,104.75
Roadgard								—
Seminars & Meetings								2,872.90
Taxes & Licenses								1,663.00
Telephone								20,284.93
Temporary Agency Staff								—
Travel								5,123.24
Utilities								21,635.76
Interest to Finova								—
Payroll Paid TTG								—
Payroll Paid SMC
Restructuring Officer								—
Insurance Renewal								—
Voyager Payment								—
Pre-Filing Prepays								—
Deposit to Lender								—
US Trustee								—
Bankruptcy Professionals								—
Other								—

Total Other Cash Disbursements	—	—	—	—	—	—	—	222,601.58

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	1,643,499.51

	13,796.03	13,088.98	9,663.20	10,619.50	10,999.28	—	12,850.65	—

Book Balance per bank rec.	13,796.03	13,088.98	9,663.20	10,619.50	10,999.28	—	12,850.65	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	4,058.99	7,605.05	5,986.42	5,722.58	1,486.08	4,698.99	38,874.01	346,399.22	—	—	346,399.22

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		50,457.06	53,956.43	39,102.07	45,024.60	—	50,014.73	100,341.37	2,835,108.74	—	—	2,835,108.74
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	50,457.06	53,956.43	39,102.07	45,024.60	—	50,014.73	100,341.37	2,835,108.74	—	—	2,835,108.74

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	420,681.26	(49,270.18)	(52,753.02)	(38,462.43)	(44,918.54)	(1,476.08)	(47,421.14)	(96,763.70)	(1,060,265.60)	420,681.26	—	(639,584.34)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	420,681.26	1,186.88	1,203.41	639.64	106.06	(1,476.08)	2,593.59	3,577.67	1,774,843.14	420,681.26	—	2,195,524.40

										—
Cash Disbursements - Loans										—
									—	—
Loan Proceeds Checks									1,341,478.77	—		1,341,478.77
Expenses related to Loans									79,419.16	—		79,419.16

Subtotal - Loans	—	—	—	—	—	—	—	—	1,420,897.93	—	—	1,420,897.93

										—
										—
Cash Disbursements - Other										—
Advertising									8,128.64	—	—	8,128.64
Bank Charges								—	—		—	—
Claims Funding*									51,365.77	—		51,365.77
Company Auto									4,676.82	—	—	4,676.82
Computer Costs									109.72	—	—	109.72
Dues And Subscriptions									850.00	—	—	850.00
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									89.32	—	—	89.32
Fixed Assets									2,292.34	—	—	2,292.34
Forms & Printing									17,126.58	—	—	17,126.58
Insurance									5,399.92	—	—	5,399.92
Meals & Entertainment									2,540.58	—	—	2,540.58
Miscellaneous									2,875.94	—	—	2,875.94
Office Expense									1,096.85	—	—	1,096.85
Postage									8,026.58	—	—	8,026.58
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									1,200.00	—	—	1,200.00
Rent									60,137.94	—	—	60,137.94
Repairs & Maintenance									5,104.75	—	—	5,104.75
Roadgard									—	—	—	—
Seminars & Meetings									2,872.90	—	—	2,872.90
Taxes & Licenses									1,663.00	—	—	1,663.00
Telephone									20,284.93	—	—	20,284.93
Temporary Agency Staff									—	—	—	—
Travel									5,123.24	—	—	5,123.24
Utilities									21,635.76	—	—	21,635.76
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	420,681.26								—	420,681.26	—	420,681.26
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									—	—	—	—

Total Other Cash Disbursements	420,681.26	—	—	—	—	—	—	—	222,601.58	420,681.26	—	643,282.84

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	420,681.26	—	—	—	—	—	—	—	1,643,499.51	420,681.26	—	2,064,180.77

	—	5,245.87	8,808.46	6,626.06	5,828.64	10.00	7,292.58	42,451.68	477,742.85	—	—	477,742.85

Book Balance per bank rec.		5,245.87	8,808.46	6,626.06	5,828.64	10.00	7,292.58	42,451.68

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,300,016.90

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,300,016.90

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No.	03-13213
Monthly Court Report for	September-06
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,267,770.36	1,267,770.36		1,267,770.36	—	—	1,267,770.36
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,267,770.36	1,267,770.36	—	1,267,770.36	—	—	1,267,770.36

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	32,246.54	(126,113.66)	158,360.20	(126,113.66)	158,360.20	—	32,246.54
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,300,016.90	1,141,656.70	158,360.20	1,141,656.70	158,360.20	—	1,300,016.90

Cash Disbursements - Loans
Loan Proceeds Checks	700,026.03	700,026.03		700,026.03			700,026.03
Expenses related to Loans	46,497.49	46,497.49		46,497.49			46,497.49

Subtotal - Loans	746,523.52	746,523.52	—	746,523.52	—	—	746,523.52

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	4,040.03	4,040.03		4,040.03			4,040.03
Bank Charges	—	—		—	—	—	—
Claims Funding*	47,155.98	47,155.98		47,155.98			47,155.98
Company Auto	101.00	101.00		101.00	—	—	101.00
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	7,115.31	7,115.31		7,115.31	—	—	7,115.31
Insurance	2,073.08	2,073.08		2,073.08	—	—	2,073.08
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	15,951.43	15,951.43		15,951.43	—	—	15,951.43
Office Expense	58.88	58.88		58.88	—	—	58.88
Postage	6,155.41	6,155.41		6,155.41	—	—	6,155.41
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,676.84	20,676.84		20,676.84	—	—	20,676.84
Repairs & Maintenance	2,320.34	2,320.34		2,320.34	—	—	2,320.34
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	9,412.61	9,412.61		9,412.61	—	—	9,412.61
Temporary Agency Staff	—	—		—	—	—	—
Travel	63.57	63.57		63.57	—	—	63.57
Utilities	5,680.37	5,680.37		5,680.37	—	—	5,680.37
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	347,130.20	188,770.00	158,360.20	188,770.00	158,360.20	—	347,130.20
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	85,558.33	85,558.33		85,558.33	—	—	85,558.33
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	553,493.38	395,133.18	158,360.20	395,133.18	158,360.20	—	553,493.38

TOTAL ALL CASH DISBURSEMENTS	1,300,016.90	1,141,656.70	158,360.20	1,141,656.70	158,360.20	—	1,300,016.90

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,252,391.73

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,252,391.73

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	September-06
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	18,694.03	5,647.25	9,792.50	3,254.28	—	—	18,694.03	—	—	18,694.03

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,260,482.80	45,396.87	88,383.95	$64,913.44	1,061,788.54		1,260,482.80	—	—	1,260,482.80
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,260,482.80	45,396.87	88,383.95	64,913.44	1,061,788.54	—	1,260,482.80	—	—	1,260,482.80

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,328.89	(40,703.11)	(84,496.57)	(61,074.62)	7,766.87	182,836.32	(178,507.43)	182,836.32	—	4,328.89
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,264,811.69	4,693.76	3,887.38	3,838.82	1,069,555.41	182,836.32	1,081,975.37	182,836.32	—	1,264,811.69

Cash Disbursements - Loans
							—
Loan Proceeds Checks	571,716.70				571,716.70		571,716.70			571,716.70
Expenses related to Loans	52,361.05				52,361.05		52,361.05			52,361.05

Subtotal - Loans	624,077.75	—	—	—	624,077.75	—	624,077.75	—	—	624,077.75

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	3,434.63				3,434.63		3,434.63			3,434.63
Bank Charges	—				—		—	—	—	—
Claims Funding*	6,251.08				6,251.08		6,251.08			6,251.08
Company Auto	2,786.59				2,786.59		2,786.59	—	—	2,786.59
Computer Costs	—				—		—	—	—	—
Dues And Subscriptions	20.00				20.00		20.00	—	—	20.00
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	7,783.38				7,783.38		7,783.38	—	—	7,783.38
Insurance	2,006.71				2,006.71		2,006.71	—	—	2,006.71
Meals & Entertainment	1,348.27				1,348.27		1,348.27	—	—	1,348.27
Miscellaneous	697.66				697.66		697.66	—	—	697.66
Office Expense	426.78				426.78		426.78	—	—	426.78
Postage	5,154.19				5,154.19		5,154.19	—	—	5,154.19
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,776.65				23,776.65		23,776.65	—	—	23,776.65
Repairs & Maintenance	—						—	—	—	—
Roadgard	—				—		—	—	—	—
Seminars & Meetings	750.88				750.88		750.88	—	—	750.88
Taxes & Licenses	5,538.90				5,538.90		5,538.90	—	—	5,538.90
Telephone	9,923.59				9,923.59		9,923.59	—	—	9,923.59
Temporary Agency Staff	—				—		—	—	—	—
Travel	4,106.04				4,106.04		4,106.04	—	—	4,106.04
Utilities	6,613.60				6,613.60		6,613.60	—	—	6,613.60
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	393,374.48				210,538.16	182,836.32	210,538.16	182,836.32	—	393,374.48
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	154,320.55				154,320.55		154,320.55	—	—	154,320.55
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	628,313.98	—	—	—	445,477.66	182,836.32	445,477.66	182,836.32	—	628,313.98

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,252,391.73	—	—	—	1,069,555.41	182,836.32	1,069,555.41	182,836.32	—	1,252,391.73

	31,113.99	10,341.01	13,679.88	7,093.10	—	—	31,113.99	—	—	31,113.99

Book Balance per bank rec.	31,113.99	10,341.01	13,679.88	7,093.10

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,022,744.23

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,022,744.23

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	September-06
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515
Beginning Cash Position	114,150.42	4,190.59	9,415.81	4,344.44	3,159.82	3,769.89	—	—	3,688.48	3,522.27	82,059.12

	—
TICO Cash Collected	—
SM Cash Collected	1,069,988.05	45,824.31	25,901.83	33,905.88	15,804.88	23,919.73	247,332.94		21,353.46	45,554.77	610,390.25
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	1,069,988.05	45,824.31	25,901.83	33,905.88	15,804.88	23,919.73	247,332.94	—	21,353.46	45,554.77	610,390.25

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,678.89	(39,692.17)	(23,203.13)	(30,813.06)	(14,081.72)	(21,797.37)	660,870.75	114,540.54	(19,498.87)	(42,603.82)	(574,042.26)
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,079,666.94	6,132.14	2,698.70	3,092.82	1,723.16	2,122.36	908,203.69	114,540.54	1,854.59	2,950.95	36,347.99

Cash Disbursements - Loans

Loan Proceeds Checks	615,878.79						615,878.79
Expenses related to Loans	24,772.75						24,772.75

Subtotal - Loans	640,651.54	—	—	—	—	—	640,651.54	—	—	—	—

Cash Disbursements - Other
Advertising	3,824.64						3,824.64
Bank Charges	—						—
Claims Funding*	35,757.15						35,757.15
Company Auto	1,282.02						1,282.02
Computer Costs	—						—
Dues And Subscriptions	806.00						806.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	708.00						708.00
Forms & Printing	6,063.10						6,063.10
Insurance	1,940.70						1,940.70
Meals & Entertainment	1,139.41						1,139.41
Miscellaneous	1,275.98						1,275.98
Office Expense	489.62						489.62
Postage	2,725.10						2,725.10
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	24,455.49						24,455.49
Repairs & Maintenance	1,860.90						1,860.90
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	9.50						9.50
Telephone	9,519.48						9,519.48
Temporary Agency Staff	—						—
Travel	2,007.36						2,007.36
Utilities	6,162.93						6,162.93
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	282,065.31						167,524.77	114,540.54
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	382,092.69	—	—	—	—	—	267,552.15	114,540.54	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,022,744.23	—	—	—	—	—	908,203.69	114,540.54	—	—	—

	171,073.13	10,322.73	12,114.51	7,437.26	4,882.98	5,892.25	—	—	5,543.07	6,473.22	118,407.11

Book Balance per bank rec.	171,073.13	10,322.73	12,114.51	7,437.26	4,882.98	5,892.25			5,543.07	6,473.22	118,407.11

	Operating	Payroll	Other	Total
Beginning Cash Position	114,150.42	—	—	114,150.42

	—	—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	1,069,988.05	—	—	1,069,988.05
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	1,069,988.05	—	—	1,069,988.05

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(104,861.65)	114,540.54	—	9,678.89
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	965,126.40	114,540.54	—	1,079,666.94

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	615,878.79			615,878.79
Expenses related to Loans	24,772.75			24,772.75

Subtotal - Loans	640,651.54	—	—	640,651.54

	—
	—
Cash Disbursements - Other	—
Advertising	3,824.64			3,824.64
Bank Charges	—	—	—	—
Claims Funding*	35,757.15			35,757.15
Company Auto	1,282.02	—	—	1,282.02
Computer Costs	—	—	—	—
Dues And Subscriptions	806.00	—	—	806.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	708.00	—	—	708.00
Forms & Printing	6,063.10	—	—	6,063.10
Insurance	1,940.70	—	—	1,940.70
Meals & Entertainment	1,139.41	—	—	1,139.41
Miscellaneous	1,275.98	—	—	1,275.98
Office Expense	489.62	—	—	489.62
Postage	2,725.10	—	—	2,725.10
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	24,455.49	—	—	24,455.49
Repairs & Maintenance	1,860.90	—	—	1,860.90
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	9.50	—	—	9.50
Telephone	9,519.48	—	—	9,519.48
Temporary Agency Staff	—	—	—	—
Travel	2,007.36	—	—	2,007.36
Utilities	6,162.93	—	—	6,162.93
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	167,524.77	114,540.54	—	282,065.31
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	267,552.15	114,540.54	—	382,092.69

	—

TOTAL ALL CASH DISBURSEMENTS	908,203.69	114,540.54	—	1,022,744.23

	171,073.13	—	—	171,073.13

Book Balance per bank rec.

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	525,483.25

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$525,483.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	September-06
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(297,713.32)	105,096.68	384,042.51	(779,862.46)	(6,990.05)	(297,713.32)	—	—	(297,713.32)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,131,491.06		1,131,491.06		—	1,131,491.06	—	—	1,131,491.06
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	297.56	297.56				297.56	—	—	297.56

SUBTOTAL	1,131,788.62	297.56	1,131,491.06	—	—	1,131,788.62	—	—	1,131,788.62

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(666,100.96)		(1,009,196.14)	389,221.87	(46,126.69)	(619,974.27)	(46,126.69)	—	(666,100.96)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	465,687.66	297.56	122,294.92	389,221.87	(46,126.69)	511,814.35	(46,126.69)	—	465,687.66

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	82.05			82.05		82.05			82.05

Subtotal - Loans	82.05	—	—	82.05	—	82.05	—	—	82.05

Cash Disbursements - Other	—					—
Advertising	51,353.77			51,353.77		51,353.77			51,353.77
Bank Charges	20,057.36			20,057.36		20,057.36	—	—	20,057.36
Claims Funding*	51,860.77			51,860.77		51,860.77			51,860.77
Company Auto	3,720.57			3,720.57		3,720.57	—	—	3,720.57
Computer Costs	24,457.75			24,457.75		24,457.75	—	—	24,457.75
Dues And Subscriptions	1,279.08			1,279.08		1,279.08	—	—	1,279.08
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,358.65			3,358.65		3,358.65	—	—	3,358.65
Fixed Assets	4,307.39			4,307.39		4,307.39	—	—	4,307.39
Forms & Printing	1,039.50			1,039.50		1,039.50	—	—	1,039.50
Insurance	3,412.15			3,412.15		3,412.15	—	—	3,412.15
Meals & Entertainment	1,555.24			1,555.24		1,555.24	—	—	1,555.24
Miscellaneous	702.84			702.84		702.84	—	—	702.84
Office Expense	2,303.12			2,303.12		2,303.12	—	—	2,303.12
Postage	4,716.49			4,716.49		4,716.49	—	—	4,716.49
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	2,355.01			2,355.01		2,355.01	—	—	2,355.01
Rent	15,970.47			15,970.47		15,970.47	—	—	15,970.47
Repairs & Maintenance	665.67			665.67		665.67	—	—	665.67
Roadgard	39,088.50			39,088.50		39,088.50	—	—	39,088.50
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	325.00			325.00		325.00	—	—	325.00
Telephone	11,147.28			11,147.28		11,147.28	—	—	11,147.28
Temporary Agency Staff	2,858.63			2,858.63		2,858.63	—	—	2,858.63
Travel	3,103.37			3,103.37		3,103.37	—	—	3,103.37
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	275,762.59			153,537.06	122,225.53	153,537.06	122,225.53	—	275,762.59
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	525,401.20	—	—	403,175.67	122,225.53	403,175.67	122,225.53	—	525,401.20

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	525,483.25	—	—	403,257.72	122,225.53	403,257.72	122,225.53	—	525,483.25

	(357,508.91)	105,394.24	506,337.43	(793,898.31)	(175,342.27)	(189,156.69)	(168,352.22)	—	(357,508.91)

Book Balance per bank rec.	(357,508.91)	105,394.24	506,337.43	(793,898.31)	(175,342.27)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant		Case #	03-13207	Case No.	03-13207
Monthly Court Report for	September-06
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	September-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana-InActive		Case #	03-13210	Case No.	03-13210
Monthly Court Report for	September-06
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees - Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	September-06

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00

Income Taxes
Net Profit (Loss)	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00
Other Operationas Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00
Other Expenses
Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

9/30/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,350,114	—	—	3,350,114	70.7%	—	3,350,114	70.7%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	558,099	—	—	558,099	11.8%	—	558,099	11.8%
Late Charges	—	—	—	345,222	—	—	345,222	7.3%	—	345,222	7.3%

Total Interest Income	—	—	—	4,253,434	—	—	4,253,434	89.7%	—	4,253,434	89.7%
Interest Expense	—	—	—	213,751	170,957	—	384,708	8.1%	—	384,708	8.1%

Net Interest Income	—	—	—	4,039,683	(170,957)	—	3,868,726	81.6%	—	3,868,726	81.6%
Provision for Loan Losses
P&L Recoveries	—	—	—	(47,600)	—	—	(47,600)	-1.0%	(519)	(48,119)	-1.0%
Reserves	—	—	—	239,800	—	—	239,800	5.1%	—	239,800	5.1%
Cash	—	—	—	910,112	—	—	910,112	19.2%	—	910,112	19.2%

Total Provision	—	—	—	1,102,312	—	—	1,102,312	23.3%	(519)	1,101,792	23.2%

Net Interest included Provision	—	—	—	2,937,371	(170,957)	—	2,766,414		519	2,766,934

Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	433,565	—	—	433,565	9.1%	—	433,565	9.1%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	31,929	—	—	31,929	0.7%	—	31,929	0.7%
Other Income	—	—	—	1,974	19,580	—	21,554	0.5%	175	21,729	0.5%

Total Direct Income	—	—	—	467,468	19,580	—	487,048	10.3%	175	487,223	10.3%

Total Revenue	—	—	—	4,720,902	19,580	—	4,740,482	100.0%	175	4,740,657	100.0%

Expenses

Personnel
Salaries & Wages	—	—	—	1,338,648	37,323	—	1,375,971	29.0%	—	1,375,971	29.0%
Commissions/Bonus	—	—	—	249,521	—	—	249,521	5.3%	—	249,521	5.3%
Benefits	—	—	—	211,453	1,853	—	213,306	4.5%	—	213,306	4.5%
Taxes	—	—	—	125,072	2,360	—	127,432	2.7%	—	127,432	2.7%
Other	—	—	—	5,919	—	—	5,919	0.1%	—	5,919	0.1%

Total Personnel	—	—	—	1,930,613	41,535	—	1,972,148	41.6%	—	1,972,148	41.6%

Building
Rent	—	—	—	207,021	3,684	—	210,704	4.4%	—	210,704	4.4%
Utilities	—	—	—	57,586	527	—	58,114	1.2%	(68)	58,045	1.2%
Depreciation	—	—	—	59,806	1,363	—	61,169	1.3%	459	61,628	1.3%
Other	—	—	—	13,445	—	—	13,445	0.3%	—	13,445	0.3%

Total Building	—	—	—	337,858	5,574	—	343,432	7.2%	391	343,823	7.3%

Telecommunications
Telephone	—	—	—	92,341	1,095	—	93,437	2.0%	—	93,437	2.0%
Computers	—	—	—	55,767	3,647	—	59,414	1.3%	—	59,414	1.3%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	148,108	4,742	—	152,850	3.2%	—	152,850	3.2%

Advertising	—	—	—	159,985	—	—	159,985	3.4%	—	159,985	3.4%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	32,755	668,733	—	701,488	14.8%	—	701,488	14.8%
Collection Expense	—	—	—	2,974	—	—	2,974	0.1%	—	2,974	0.1%
Travel	—	—	—	92,142	24	—	92,166	1.9%	—	92,166	1.9%
Office Expense	—	—	—	113,966	2,719	—	116,686	2.5%	—	116,686	2.5%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	4,712	—	—	4,712	0.1%	—	4,712	0.1%
Taxes & Licenses	—	—	—	23,956	625	—	24,581	0.5%	—	24,581	0.5%
Other	—	—	—	50,916	(7,970)	—	42,946	0.9%	—	42,946	0.9%

Total Other Expense	—	—	—	193,551	(4,626)	—	188,926	4.0%	—	188,926	4.0%

Total Direct Expense	—	—	—	4,214,049	886,940	—	5,100,988	107.6%	(128)	5,100,860	107.6%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	506,853	(867,360)	—	(360,506)	-7.6%	303	(360,203)	-7.6%
Income Tax (34%)	—	—	—	195,747	—	—	195,747	4.1%	—	195,747	4.1%

Net Income	—	—	—	311,107	(867,360)	—	(556,253)	-11.7%	303	(555,950)	-11.7%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru September 30, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	113,279,536	36	—	113,658,117	68.9%	10,166,085	123,824,203	76.7%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.3%
Fee Income	226,383	105,384	—	15,096,246	—	—	15,428,013	9.4%	51,566	15,479,579	9.6%
Late Charges	149,281	—	—	9,403,810	—	—	9,553,091	5.8%	1,064,348	10,617,439	6.6%

Total Interest Income	741,283	118,310	—	137,779,592	36	—	138,639,221	84.1%	14,957,402	153,596,623	95.1%
Interest Expense	113,794	52,912	0	6,603,253	6,760,052	—	13,530,011	8.2%	3,252,426	16,782,437	10.4%

Net Interest Income	627,489	65,398	(0)	131,176,339	(6,760,016)	—	125,109,210	75.9%	11,704,976	136,814,186	84.7%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,796,632)	—	—	(1,806,127)	-1.1%	(2,480,128)	(4,286,256)	-2.7%
Reserves	—	(20,000)	—	2,663,292	—	—	2,643,292	1.6%	(7,657,559)	(5,014,267)	-3.1%
Cash	557,239	64,134	4,612	33,373,636	—	—	33,999,620	20.6%	21,309,765	55,309,385	34.3%

Total Provision	547,854	44,024	4,612	34,240,296	—	—	34,836,785	21.1%	11,172,077	46,008,862	28.5%

Net Interest included Provision	79,635	21,375	(4,612)	96,936,043	(6,760,016)	—	90,272,425		532,898	90,805,324

Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	17,023,191	—	—	17,023,191	10.3%	1,598,728	18,621,920	11.5%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.3%	69,787	2,255,222	1.4%
Earned Insurance	—	—	—	—	—	—	—	0.0%	388,523	388,523	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,061,613	—	—	1,062,509	0.6%	—	1,062,509	0.7%
Other Income	171,288	256,832	2,042,382	2,339,691	1,218,419	—	6,028,612	3.7%	(20,488,607)	(14,459,995)	-9.0%

Total Direct Income	171,288	256,832	5,266,457	19,386,752	1,218,419	—	26,299,747	15.9%	(18,431,569)	7,868,178	4.9%

Total Revenue	912,570	375,142	5,266,457	157,166,343	1,218,455	—	164,938,968	100.0%	(3,474,167)	161,464,801	100.0%

Expenses

Personnel
Salaries & Wages	86,164	172,532	1,557,993	46,001,720	2,395,732	—	50,214,141	30.4%	5,116,963	55,331,105	34.3%
Commissions/Bonus	—	58,213	366,715	8,433,366	302,445	—	9,160,738	5.6%	481,502	9,642,239	6.0%
Benefits	6,989	12,842	142,412	5,599,396	107,483	—	5,869,122	3.6%	451,031	6,320,153	3.9%
Taxes	6,914	15,553	159,820	4,874,646	198,496	—	5,255,430	3.2%	576,977	5,832,407	3.6%
Other	—	—	66,338	263,352	83,006	—	412,696	0.3%	126,684	539,380	0.3%

Total Personnel	100,067	259,140	2,293,278	65,172,481	3,087,162	—	70,912,128	43.0%	6,753,157	77,665,285	48.1%

Building
Rent	392	9,889	184,677	6,425,709	277,227	—	6,897,894	4.2%	878,197	7,776,091	4.8%
Utilities	—	216	40,071	1,478,750	50,368	—	1,569,404	1.0%	152,536	1,721,940	1.1%
Depreciation	40,494	2,445	84,488	2,281,138	369,450	—	2,778,015	1.7%	629,232	3,407,248	2.1%
Other	428	257	—	463,855	12,079	—	476,619	0.3%	107,404	584,023	0.4%

Total Building	41,314	12,806	309,236	10,649,453	709,123	—	11,721,932	7.1%	1,767,369	13,489,301	8.4%

Telecommunications
Telephone	6,010	6,411	89,222	2,994,368	184,030	—	3,280,041	2.0%	390,697	3,670,738	2.3%
Computers	27,156	3,315	80,347	1,302,153	337,951	—	1,750,922	1.1%	379,889	2,130,810	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.2%	90,357	482,765	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	4,647,485	545,560	—	5,422,819	3.3%	861,643	6,284,462	3.9%

Advertising	—	113	43,816	4,800,466	4,720	—	4,849,115	2.9%	163,736	5,012,851	3.1%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.8%	1,580,370	2,848,327	1.8%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	816,607	45,246,210	—	46,111,093	28.0%	100,846	46,211,940	28.6%
Collection Expense	1,860	51	—	63,274	—	—	65,185	0.0%	678,385	743,570	0.5%
Travel	—	6,620	24,540	3,153,057	128,045	—	3,312,263	2.0%	207,618	3,519,881	2.2%
Office Expense	23,071	3,158	52,550	3,884,575	263,118	—	4,226,471	2.6%	489,081	4,715,552	2.9%
Entertainment	—	68	—	115,490	35	—	115,593	0.1%	126	115,719	0.1%
Amortization	—	—	101,806	412,054	—	—	513,860	0.3%	12,568,082	13,081,942	8.1%
Taxes & Licenses	5,636	3,405	20,599	892,088	86,942	—	1,008,670	0.6%	203,014	1,211,684	0.8%
Other	1,326	29,298	567,361	2,687,784	113,660	—	3,399,429	2.1%	2,300,511	5,699,940	3.5%

Total Other Expense	30,033	35,930	742,315	7,991,990	463,755	—	9,264,024	5.6%	15,560,814	24,824,837	15.4%

Total Direct Expense	871,340	431,143	3,639,880	139,406,320	56,944,628	—	201,293,311	122.0%	42,516,475	243,809,787	151.0%

Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	17,738,165	(55,646,721)	—	(36,311,847)	-22.0%	(46,033,139)	(82,344,985)	-51.0%
Income Tax (34%)	—	—	66,684	6,786,625	5,481,666	—	12,334,976	7.5%	(10,708,208)	1,626,768	1.0%

Net Income	41,231	(56,002)	1,544,796	10,951,540	(61,128,387)	—	(48,646,822)	-29.5%	(35,324,931)	(83,971,753)	-52.0%

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIAMBILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

8/31/2006

								Discontinued Operations
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets

Cash/Investments	—	—	—	1,228,302	12,984,383	—	14,212,684	(52)	—	(52)	14,212,632
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688	Tico Re
Finance Receivables, GROSS	—	—	—	76,948,360	—	—	76,948,360	3,675	—	3,675	76,952,035	Fitch
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—	Soco
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,484,712)	—	—	(13,484,712)	—	—	—	(13,484,712)
Loss Reserve	—	—	—	(8,217,325)	(10,000)	—	(8,227,325)	—	—	—	(8,227,325)
Unearned Insurance	—	—	—	(1,098,417)	—	—	(1,098,417)	(2,033,409)	(690,426)	(2,723,835)	(3,822,252)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,193,260	498,627	—	6,691,888	82,144	—	82,144	6,774,032
Accumulated Depreciation	—	—	—	(4,353,617)	(445,148)	—	(4,798,765)	(76,446)	—	(76,446)	(4,875,212)
Accounts Receivable	73,260	—	(102)	275,402	8,921	—	357,481	337,396	(42,288)	295,108	652,589
Repossessed Automobiles	—	—	—	—	—	—	—	69,081	—	69,081	69,081
Intercompany Balance	733,168	57,761	(3,410,817)	(30,374,018)	74,343,707	(6,248,675)	35,101,126	(45,866,073)	9,588,090	(36,277,983)	(1,176,857)
Goodwill	—	—	—	18,030,924	—	—	18,030,924	—	—	—	18,030,924
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(161,785)	—	—	(161,785)	—	—	—	(161,785)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	239,469	239,469	239,469
Prepaid Assets	—	—	—	1,394,695	4,281	—	1,398,976	7,341	—	7,341	1,406,316
Other Assets	—	—	—	401,126	127,365	—	528,491	1,647	78,591	80,238	608,729

Total Assets	806,428	57,761	(3,410,919)	46,782,196	111,869,743	(18,409,595)	137,695,614	(47,474,697)	9,173,436	(38,301,260)	99,394,354

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	7,744,598	—	7,746,107	32,347	—	32,347	7,778,454
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	720,461	46,386	—	786,133	493,774	3,338,245	3,832,018	4,618,151
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	5,624,955	(18,000)	—	5,606,955	—	124,370	124,370	5,731,325
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,761,995	4,691,087	—	7,455,416	29,159	8,171	37,330	7,492,746
Other Liabilities	296,174	—	—	90,086	25,459	—	411,718	63,072	192,208	255,279	666,998

Total Liabilities	302,744	1,509	82,789	9,197,496	169,283,140	—	178,867,678	2,514,723	3,880,389	6,395,112	185,262,790

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,379,004)	(19,187,192)	(40,543,545)	(49,979,339)	5,066,823	(44,912,516)	(85,456,061)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—

The Thaxton Group

Balance Sheet

9/30/2006

								Discontinued Operations
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets

Cash/Investments	—	—	—	1,581,891	13,231,246	—	14,813,137	(52)	—	(52)	14,813,085
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	75,950,384	—	—	75,950,384	3,675	—	3,675	75,954,059
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,132,448)	—	—	(13,132,448)	—	—	—	(13,132,448)
Loss Reserve	—	—	—	(8,461,966)	(10,000)	—	(8,471,966)	—	—	—	(8,471,966)
Unearned Insurance	—	—	—	(1,958,782)	—	—	(1,958,782)	(2,033,215)	(438,605)	(2,471,820)	(4,430,601)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,212,799	498,627	—	6,711,427	82,144	—	82,144	6,793,571
Accumulated Depreciation	—	—	—	(4,413,423)	(446,511)	—	(4,859,934)	(76,906)	—	(76,906)	(4,936,840)
Accounts Receivable	73,260	—	(102)	1,415,978	8,921	—	1,498,057	337,202	(69,311)	267,890	1,765,947
Repossessed Automobiles	—	—	—	—	—	—	—	69,081	—	69,081	69,081
Intercompany Balance	733,168	57,761	(3,410,817)	(32,028,964)	73,464,985	(6,248,675)	32,567,458	(45,865,184)	13,297,726	(32,567,457)	0
Goodwill	—	—	—	18,073,075	—	—	18,073,075	—	—	—	18,073,075
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(166,497)	—	—	(166,497)	—	—	—	(166,497)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	174,494	—	—	174,494	—	132,951	132,951	307,446
Prepaid Assets	—	—	—	888,960	4,281	—	893,241	7,341	—	7,341	900,582
Other Assets	—	—	—	599,667	127,365	—	727,031	1,647	22,914	24,561	751,592

Total Assets	806,428	57,761	(3,410,919)	44,735,170	111,236,521	(18,409,595)	135,015,366	(47,474,266)	12,945,675	(34,528,591)	100,486,775

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	8,129,306	—	8,130,816	32,347	—	32,347	8,163,162
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	749,668	46,414	—	815,368	493,774	3,338,245	3,832,018	4,647,386
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	6,024,539	(18,000)	—	6,006,539	—	—	—	6,006,539
Claims Reserves	—	—	—	395,880	—	—	395,880	—	—	—	395,880
Accrued Liabilities - Other	2,334	—	—	2,352,554	4,524,344	—	6,879,232	29,159	—	29,159	6,908,391
Other Liabilities	296,174	—	—	48,159	41,604	—	385,937	63,199	192,208	255,407	641,344

Total Liabilities	302,744	1,509	82,789	9,570,801	169,517,278	—	179,475,121	2,514,850	3,530,452	6,045,303	185,520,423

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	34,481,005	(53,379,004)	(19,187,192)	(43,274,983)	(49,979,339)	9,396,283	(40,583,056)	(83,858,039)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	171,288	—	—	3,544,692	(13,370,703)	—	(9,654,723)	(9,777)	18,940	9,163	(9,645,560)

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	35,164,369	(58,280,756)	(18,409,595)	(44,459,755)	(49,989,116)	9,415,223	(40,573,893)	(85,033,648)

Total Liabilities & Stockholders’ Equity	806,428	57,761	(3,410,919)	44,735,170	111,236,521	(18,409,595)	135,015,366	(47,474,266)	12,945,675	(34,528,591)	100,486,775

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	September 30, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$127,250.64	$127,250.64	Bi-Weekly	EFT	0
FICA-Employee	0	$151,823.27	$151,823.27	Bi-Weekly	EFT	0
FICA-Employer	0	$151,823.27	$151,823.27	Bi-Weekly	EFT	0
Unemployment	0	$3,085.07	$3,085.07	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$433,982.25	$433,982.25	$0.00		$0.00

State and Local
Withholding	0	$59,727.92	$59,727.92	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$11,222.37	$11,222.37	Bi-Weekly		0
Real Property	0	$889.20	$889.20
Personal Property	0		$—
Other:	0	58,124.90	$58,124.90			0

Total State and Local Taxes	$0.00	$129,964.39	$129,964.39	$0.00		$0.00

TOTAL TAXES		$563,946.64	$563,946.64			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* ”Insider is defined in 11 U.S.C Section 101(31).	Form Mor -4

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038	Case No.
Wachovia	September-06		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(6,990.05)	—	—	—	—	—		(6,990.05)	—	(6,990.05)	—	(6,990.05)

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,211,813.93	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	(46,126.69)	—	1,211,813.93	—	1,211,813.93
Outstanding Checks	—					—			—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	1,211,813.93	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	(46,126.69)	—	1,211,813.93	—	1,211,813.93

									—	—
Cash Disbursements - Loans									—	—
									—	—
Gross Wages	1,526,873.98	241,922.19	196,373.09	108,360.40	57,513.08	484,548.43	213,966.03	224,190.76	—	1,526,873.98
Federal Tax	127,410.75	19,479.21	16,966.58	7,252.94	3,795.93	41,873.35	14,137.55	23,905.19	—	127,410.75
SS Tax	86,323.39	13,823.24	11,749.06	6,606.68	3,510.10	26,948.12	12,867.61	10,818.58	—	86,323.39	—	86,323.39
Med Tax	21,450.47	3,415.49	2,747.86	1,545.08	820.91	6,833.06	3,009.35	3,078.72	—	21,450.47
EIC	(216.50)	—	—	—	—	(84.02)	—	(132.48)	—	(216.50)	—	(216.50)
State Tax	56,808.43	9,672.56	938.23	3,585.00	2,423.88	21,160.94	8,216.85	10,810.97	—	56,808.43	—	56,808.43
Advance	841.49	1,012.50	358.14	—	—	—	—	(529.15)	—	841.49	—	841.49
Mileage	(28,818.14)	(6,139.41)	(3,805.47)	(1,526.16)	(1,155.68)	(9,058.82)	(7,132.60)	—	—	(28,818.14)	—	(28,818.14)
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—	—
Shortage	60.00	—	60.00	—	—	—	—	—	—	60.00	—	60.00
STD	1,812.97	196.67	224.37	157.89	19.39	628.79	318.55	267.31	—	1,812.97	—	1,812.97
Medical	33,349.32	5,171.43	5,512.91	1,411.61	737.79	9,860.01	4,277.49	6,378.08	—	33,349.32	—	33,349.32
401K Loans	4,120.44	821.85	—	120.75	—	1,678.96	222.44	1,276.44	—	4,120.44	—	4,120.44
401K Deducts	17,821.49	2,510.33	738.39	724.00	—	6,958.12	586.97	6,303.68	—	17,821.49	—	17,821.49
AHL Dental	7,367.24	1,072.22	1,237.80	300.56	136.42	2,354.24	1,286.86	979.14	—	7,367.24	—	7,367.24
AHL Cancer	1,317.32	153.18	68.26	89.26	24.06	499.62	171.72	311.22	—	1,317.32	—	1,317.32
AHL Life	3,482.34	530.54	447.86	231.15	61.83	1,160.64	629.35	420.97	—	3,482.34	—	3,482.34
Flex Med	5,257.29	—	63.75	—	—	767.68	568.70	3,857.16	—	5,257.29	—	5,257.29
Dep Care	576.90	—	—	—	—	—	—	576.90	—	576.90	—	576.90
Stop Payment Fee	—	—	—	—	—	—	—	—	—	—	—	—
Garnishment fee	91.50	18.00	11.00	12.00	—	31.50	13.00	6.00	—	91.50	—	91.50
Garnishment	846.19	363.08	226.27	—	—	256.84	—	—	—	846.19	—	846.19
Bankrpc	2,260.00	195.00	—	2,065.00	—	—	—	—	—	2,260.00	—	2,260.00
Child support	8,393.51	1,106.00	1,138.22	1,329.66	—	2,551.82	1,448.81	819.00	—	8,393.51	—	8,393.51
Tax Levy	380.00	—	—	—	—	380.00	—	—	—	380.00	—	380.00
Fringe	—	—	—	—	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—
	351,093.72	53,401.89	38,683.23	23,905.42	10,531.95	114,800.85	40,622.65	69,147.73	—	351,093.72	—	351,093.72
	—	—	—	—	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—	—	—	—	—
Wage Garnishments	15,734.70	1,664.08	1,364.49	3,394.66	—	3,188.66	1,448.81	819.00	—	15,734.70	—	15,734.70
Federal Tax	173,065.33	19,479.21	16,966.58	7,252.94	3,795.93	41,873.35	14,137.55	23,905.19	—	173,065.33		173,065.33
EE SS Tax	119,839.44	13,823.24	11,749.06	6,606.68	3,510.10	26,948.12	12,867.61	10,818.58	—	119,839.44		119,839.44
ER SS Tax	119,970.91	13,823.23	11,770.82	6,606.65	3,510.12	26,961.53	12,863.04	10,818.61	—	119,970.91		119,970.91
EE Med Tax	29,461.67	3,415.49	2,747.86	1,545.08	820.91	6,833.06	3,009.35	3,078.72	—	29,461.67		29,461.67
ER Med Tax	29,492.23	3,415.44	2,752.85	1,545.11	820.91	6,835.20	3,009.29	3,078.69	—	29,492.23		29,492.23
State Tax	56,915.42	9,672.56	938.23	3,585.00	2,423.88	21,160.94	8,216.85	10,810.97	—	56,915.42		56,915.42
Futa	3,085.07	319.08	372.48	277.75	165.78	694.99	313.05	18.06	—	3,085.07		3,085.07
Suta	11,222.37	1,895.35	1,118.84	846.53	603.04	2,345.95	1,056.19	60.94	—	11,222.37		11,222.37
	—	—	—	—	—	—	—	—	—	—		—
Total Amt Debited from our Acct		—	—	—	—	—	—	—	—	—		—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53	—	1,380,166.15		1,380,166.15
Manual Checks	—								—	—		—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53	—	1,380,166.15	—	1,380,166.15

	(175,342.27)	—	—	—	—	—	—	(175,342.27)	—	(175,342.27)	—	(175,342.27)

Book Balance per bank rec.	(175,342.27)		—		—	—		(175,342.27)
Ending Bank Balance per bank rec.

PAYROLL - THE THAXTON GROUP

	Period Ending 9/1/2006	Period Ending 9/15/2006	Period Ending 9/29/2006	Total
Corporate
Salary expense	$12,186.92	$12,186.92	$12,186.92	$36,560.76
FICA/FUTA/SUTA	$494.63	$494.63	$494.63	$1,483.89
401(k) match	$168.74	$168.74	$168.74	$506.22
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$12,850.29	$12,850.29	$12,850.29	$38,550.87

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$3,883.23	$3,883.23	$3,883.23	$11,649.69
FICA/FUTA/SUTA	$292.08	$292.08	$292.08	$876.24
401(k) match	$98.82	$98.82	$98.82	$296.46
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$4,274.13	$12,822.39

Period Total	$17,124.42	$17,124.42	$17,124.42	$51,373.26

401(k) payable	$(867.30)	$(867.30)	$(867.30)	$(2,601.90)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$(25.86)	$(77.58)
Cancer insurance	$(13.46)	$(13.46)	$(13.46)	$(40.38)
Life insurance	$(9.28)	$(9.28)	$(9.28)	$(27.84)
Contingent health liability	$(63.55)	$(63.55)	$(63.55)	$(190.65)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$16,144.97	$16,144.97	$16,144.97	$48,434.91
	$(979.45)	$(979.45)	$(979.45)	$(2,938.35)
				$—
				$—

Net Checks	$—	$—	$—	$—
Direct Deposits	$11,163.66	$11,163.64	$11,163.66	$33,490.96
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,470.40	$2,470.40	$2,470.40	$7,411.20
EE SS Tax	$553.84	$553.84	$553.83	$1,661.51
ER SS Tax	$553.84	$553.84	$553.84	$1,661.52
EE Med Tax	$232.86	$232.88	$232.87	$698.61
ER Med Tax	$232.87	$232.87	$232.87	$698.61
State/local Tax	$937.50	$937.50	$937.50	$2,812.50
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$16,144.97	$16,144.97	$16,144.97	$48,434.91

				$—
reconciliation	$—	$—	$—	$—
Accrual	$979.45	$979.45	$979.45	$2,938.35

PAYROLL - TICO

	Period Ending 9/1/2006	Period Ending 9/15/2006	Period Ending 9/29/2006	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$3,883.23	$3,883.23	$3,883.23	$11,649.69
FICA/FUTA/SUTA	$292.08	$292.08	$292.08	$876.24
401(k) match	$98.82	$98.82	$98.82	$296.46
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$4,274.13	$12,822.39

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$4,274.13	$4,274.13	$4,274.13	$12,822.39

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	September-06		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(11,431.26)	—	—	—	—	—		(11,431.26)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,384,607.36	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	126,666.74
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,384,607.36	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	126,666.74

Cash Disbursements - Loans
Gross Wages	1,526,873.98	241,922.19	196,373.09	108,360.40	57,513.08	484,548.43	213,966.03	224,190.76
Federal Tax	127,410.75	19,479.21	16,966.58	7,252.94	3,795.93	41,873.35	14,137.55	23,905.19
SS Tax	86,323.39	13,823.24	11,749.06	6,606.68	3,510.10	26,948.12	12,867.61	10,818.58
Med Tax	21,450.47	3,415.49	2,747.86	1,545.08	820.91	6,833.06	3,009.35	3,078.72
EIC	(216.50)	—	—	—	—	(84.02)	—	(132.48)
State Tax	56,808.43	9,672.56	938.23	3,585.00	2,423.88	21,160.94	8,216.85	10,810.97
Advance	841.49	1,012.50	358.14	—	—	—	—	(529.15)
Mileage	(28,818.14)	(6,139.41)	(3,805.47)	(1,526.16)	(1,155.68)	(9,058.82)	(7,132.60)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	60.00	—	60.00	—	—	—	—	—
STD	1,812.97	196.67	224.37	157.89	19.39	628.79	318.55	267.31
Medical	33,349.32	5,171.43	5,512.91	1,411.61	737.79	9,860.01	4,277.49	6,378.08
401K Loans	4,120.44	821.85	—	120.75	—	1,678.96	222.44	1,276.44
401K Deducts	17,821.49	2,510.33	738.39	724.00	—	6,958.12	586.97	6,303.68
AHL Dental	7,367.24	1,072.22	1,237.80	300.56	136.42	2,354.24	1,286.86	979.14
AHL Cancer	1,317.32	153.18	68.26	89.26	24.06	499.62	171.72	311.22
AHL Life	3,482.34	530.54	447.86	231.15	61.83	1,160.64	629.35	420.97
Flex Med	5,257.29	—	63.75	—	—	767.68	568.70	3,857.16
Dep Care	576.90	—	—	—	—	—	—	576.90
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	91.50	18.00	11.00	12.00	—	31.50	13.00	6.00
Garnishment	846.19	363.08	226.27	—	—	256.84	—	—
Bankrpc	2,260.00	195.00	—	2,065.00	—	—	—	—
Child support	8,393.51	1,106.00	1,138.22	1,329.66	—	2,551.82	1,448.81	819.00
Tax Levy	380.00	—	—	—	—	380.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	351,093.72	53,401.89	38,683.23	23,905.42	10,531.95	114,800.85	40,622.65	69,147.73
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	15,734.70	1,664.08	1,364.49	3,394.66	—	3,188.66	1,448.81	819.00
Federal Tax	173,065.33	19,479.21	16,966.58	7,252.94	3,795.93	41,873.35	14,137.55	23,905.19
EE SS Tax	119,839.44	13,823.24	11,749.06	6,606.68	3,510.10	26,948.12	12,867.61	10,818.58
ER SS Tax	119,970.91	13,823.23	11,770.82	6,606.65	3,510.12	26,961.53	12,863.04	10,818.61
EE Med Tax	29,461.67	3,415.49	2,747.86	1,545.08	820.91	6,833.06	3,009.35	3,078.72
ER Med Tax	29,492.23	3,415.44	2,752.85	1,545.11	820.91	6,835.20	3,009.29	3,078.69
State Tax	56,915.42	9,672.56	938.23	3,585.00	2,423.88	21,160.94	8,216.85	10,810.97
Futa	3,085.07	319.08	372.48	277.75	165.78	694.99	313.05	18.06
Suta	11,222.37	1,895.35	1,118.84	846.53	603.04	2,345.95	1,056.19	60.94
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(6,990.05)	—	—	—	—	—	—	(6,990.05)

Book Balance per bank rec.	(6,990.05)		—		—	—		(175,342.27)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 09/30/2006

Aged Accounts Receivable

(Gross Balance as of 09/30/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$67,546,447	$67,546,447	$—	$—	$—
Potential (1-30)	$3,456,311	$3,456,311	$—	$—	$—
31-60 Days	$2,161,031	$2,161,031	$—	$—	$—
61-90 Days	$1,325,527	$1,325,527	$—	$—	$—
91 and Over	$1,461,069	$1,461,069	$—	$—	$—
Total Delinquency	$8,403,937	$8,403,937	$—	$—	$—

Total Gross Receivables	$75,950,384	$75,950,384	$—	$—	$—

Post Accounts Payable
(As of 09/30/06)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	September-06

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$76,948,360
Plus Amounts billed during the period	$9,419,368
Sold Receivables during month
Less Amounts collected during the period	$(10,417,344)

Total Accounts Receivable at the end of the reporting period	$75,950,384

Accounts Receivable Aging	Amount
0-30 days old	$71,002,758
31-60 days old	$2,161,031
61-90 days old	$1,325,527
91+ days old	$1,461,069
Total Accounts Receivable	$75,950,384
Amount considered uncollectible (Bad Debt) - Reserve

Accounts Receivable (Net)	$75,950,384

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Sep-06

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	74,343,706.80	(3,410,817.00)	57,761.00	733,168.00	(32,906,796.54)	(45,866,073.26)
Cash Transfers between companies	(0.00)		(1,142,820.99)				1,141,931.17	889.82
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		1,486.72				(1,486.72)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		213,751.19				(213,751.19)
Payroll	—
Analysis charges	—
Audit & tax accrual	—		48,861.00				(48,861.00)
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 09/30/06	(0.00)	6,248,675.00	73,464,984.72	(3,410,817.00)	57,761.00	733,168.00	(32,028,964.28)	(45,865,183.44)

	(0.00)	6,248,675.00	73,464,984.72	(3,410,817.00)	57,761.00	733,168.00	(32,028,964.28)	(45,865,183.44)